Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 13—Commitments and Contingencies

We may become a party to litigation in the normal course of business. We accrue for open claims based on our historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving us that would have a material adverse effect upon our financial condition, results of operations or cash flows.

Warranties

Our warranty policy generally provides coverage for components of the Power Oxidizer that we produce. Typically, the coverage period is one calendar year from the date of commissioning. Provisions for estimated expenses related to product warranties are made at the time products are commissioned. These estimates are established using available information on the nature, frequency, and average cost of claims. Revision to the reserves for estimated product warranties is made when necessary, based on changes in these factors. Management actively studies trends of claims and takes action to improve product quality and minimize claims.

The following table presents the changes in the product warranty accrual included in accrued expenses in the accompanying condensed consolidated balance sheets for the six months ended June 30, 2015:

2015
Beginning balance, January 1, 2015	$242,000
Charged to cost of revenues	—
Usage	107,000

Ending balance, June 30, 2015	$135,000

Product Liability

With respect to product liability claims involving our products, we believe that any judgment against us for actual damages will be adequately covered by our recorded accruals and, where applicable, excess liability insurance coverage.

Lease

We lease our office facility, research and development facility and certain equipment under operating leases, which for the most part, are renewable. Certain leases also provide that we pay insurance and taxes.

Future minimum rental payments under operating leases that have initial noncancellable lease terms in excess of one year as of June 30, 2015 are as follows:

Six months ending December 31, 2015	202,000
Year Ending December 31, 2016	415,000
$617,000

Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease. Rent expense, net of sublease income, was $73,000 and $166,000 for three and six months ended June 30, 2014, respectively, and $79,000 and $158,000 for the three and six months ended June 30, 2015, respectively.

Our current headquarters is located at 9400 Toledo Way, Irvine, California 92618. The property consists of a mixed use commercial office, production, and warehouse facility of 32,649 square feet. Effective August 1, 2014, we assumed this lease. The lease has a remaining term of 18 months and expires December 31, 2016. The monthly base rent is $26,044 and increases on an annual basis.

In addition, we lease space from the Regents of the University of California, Irvine, for the installation and demonstration of the EC250 equipment. The lease expired on January 1, 2015 and reverted to a month-to-month lease with a monthly payment of $7,780.

Note 15—Commitments and Contingencies

We may become a party to litigation in the normal course of business. We accrue for open claims based on our historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving us that would have a material adverse effect upon our financial condition, results of operations or cash flows.

EECT Agreement

On December 31, 2012, we entered into a Master Purchase and Resale Agreement (“MPRSA”) with EECT. As part of this agreement, EECT is committed to buy a certain number of the FP250 and related optional equipment in order to maintain exclusivity in the region. The pricing for the first unit was $760,000, and subsequent units will be sold at a higher price than the first unit. In accordance with the MPRSA, EECT placed a Purchase Order (“PO”) with us on December 31, 2012, for the purchase of the first unit at $760,000. The order was conditional on the issuance of an irrevocable letter of credit to us, according to the terms of the PO. Such irrevocable letter of credit was issued on March 1, 2013, in the amount of 533,000 Euros, and we acknowledged the acceptance of the PO on the same date. On November 14, 2013, we shipped the FP250 and on December 24, 2013, we received the proceeds from the letter of credit. We had deferred all amounts received on our contract with EECT until the contract was substantially completed, which occurred in June 2014, at which time the entire contract, including change orders, was recorded as revenue. As of December 31, 2014 and December 31, 2013, we had a provision for contract loss of approximately $0 and $100,000, respectively, related to our contract with EECT.

Warranties

Our warranty policy generally provides coverage for components of the Power Oxidizer that we produce. Typically, the coverage period is one calendar year from the date of commissioning. Provisions for estimated expenses related to product warranties are made at the time products are commissioned. These estimates are established using available information on the nature, frequency, and average cost of claims. Revision to the reserves for estimated product warranties is made when necessary, based on changes in these factors. Management actively studies trends of claims and takes action to improve product quality and minimize claims.

The following table presents the changes in the product warranty accrual included in accrued expenses in the accompanying consolidated balance sheets as of December 31, 2014:

2014
Beginning balance, January 1, 2014	$-
Charged to cost of revenues	311,000
Usage	(69,000)

Ending balance, December 31, 2014	$242,000

Product Liability

With respect to product liability claims involving our products, we believe that any judgment against us for actual damages will be adequately covered by our recorded accruals and, where applicable, excess liability insurance coverage.

Lease

We lease our office facility, research and development facility and certain equipment under operating leases, which for the most part, are renewable. Certain leases also provide that we pay insurance and taxes.

Future minimum rental payments under operating leases that have initial non-cancellable lease terms in excess of one year as of December 31, 2014 are as follows:

2015	$327,000
2016	329,000
2017	3,000
2018	2,000
$661,000

Minimum rent payments under operating leases are recognized on a straight-line basis over the term of each lease. Rent expense, net of sublease income, was $365,000 and $211,000 for the years ended December 31, 2014 and 2013, respectively.

Our current headquarters is located at 9400 Toledo Way, Irvine, California 92618. The property consists of a mixed use commercial office, production, and warehouse facility of 32,649 square feet. Effective August 1, 2013, we assumed this lease (the “Lease”) from FEES. The Lease has a remaining term of 24 months and expires December 31, 2016. The current monthly rent payment is $26,044 and increases on an annual basis.

We also lease space from the Regents of the University of California, Irvine, for the installation and demonstration of the FP250 equipment. The lease has a monthly payment of $7,780 and expires on January 1, 2015 and is month-to-month thereafter.